                                                                    EXHIBIT 31.1

                      NUTRITION MANAGEMENT SERVICES COMPANY

                           A PENNSYLVANIA CORPORATION
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                            Section 302 Certification

I, Joseph Roberts, certify that:

1.   I have reviewed this quarterly report on Form 10-Q of Nutrition  Management
     Services Company, Inc.;
2.   Based on my knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;
3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this quarterly report;
4.   The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:
     a)   designed  such  disclosure  controls  and  procedures  or caused  such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;
     b)   evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     c)   disclosed  in this  report any  change  in the  registrant's  internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and
5.   The registrant's other certifying  officers and I have disclosed,  based on our most recent  evaluation,  to the  registrant's  auditors  and the audit committee of  registrant's  board of directors (or persons  performing  the equivalent functions):
     a)   all  significant  deficiencies  in the design or operation of internal controls  which could  adversely  affect the  registrant's  ability to
          record,  process,   summarize  and  report  financial  data  and  have
          identified for the  registrant's  auditors any material  weaknesses in internal controls; and

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     b)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal controls over financial reporting.

    Date: May 24, 2004                                 /s/ Joseph Roberts
          --------------------------                  --------------------------
                                                      Joseph Roberts
                                                      Chairman of the Board and
                                                      Chief Executive Officer

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